                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            Sife Trust Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                        [LOGO]

                                   SIFE TRUST FUND

                                      ----------

                        NOTICE OF ANNUAL MEETING OF INVESTORS

                               TO BE HELD APRIL 1, 1996

     NOTICE IS HEREBY GIVEN of the annual meeting of the investors (the "Investors") in SIFE Trust Fund (the "Trust Fund"), in accordance with the provisions of the Restated Trust Agreement. The annual meeting (the "Meeting") will be held at The Centre Concord, 5298 Clayton Road, Concord, California (see back cover for directions) on Monday, April 1, 1996, at 2:00 P.M., Pacific Standard Time, to consider and act upon the following matters:

     1. Election of seven (7) directors of the Trust Fund for succeeding one-year terms, or until their successors are elected and have been qualified;

     2. Ratification of the selection by a majority of the independent members of the Board of Directors of the Trust Fund of the firm of Deloitte & Touche LLP, as independent auditors for the Trust Fund for the calendar year 1996;

     3. Approval of the continuation of the current Investment Advisory Agreement, as amended, which amendments are attached hereto as Exhibit B and incorporated by reference herein, with SIFE, a California corporation (the "Management Company"). The amendments change the method of compensating and reimbursing the Management Company from (a) the sum of (I) an investment advisory fee of approximately 0.60% of the Trust Fund's average net assets (calculated on a per annum basis), AND (II) reimbursement of expenses incurred by the Management Company on behalf of the Trust Fund, to (b) a flat fee of 1.25% of the Trust Fund's average net assets (calculated on a per annum basis), as described more completely in the attached Proxy Statement. The Board of Directors has determined that it is in the best interests of the Trust Fund and the Investors to continue the Investment Advisory Agreement, as amended, with the Management Company;

     4. IF PROPOSAL #3 DOES NOT RECEIVE INVESTOR APPROVAL, the Investors are asked, in the alternative, to approve continuation of the current Investment Advisory Agreement with the Management Company, whereby the Management Company will continue to act as the Investment Advisor to the Trust Fund for the annual period commencing April 1, 1996. The Board of Directors has determined that, if Proposal #3 does not pass, it is in the best interests of the Trust Fund and the Investors to continue the Investment Advisory Agreement with the Management Company;

     5. Approval of an amendment to each of (a) the Investment Advisory Agreement, (b) the Underwriting Agreement and (c) the Restated Trust Agreement to provide for the creation of a multiple class structure whereunder outstanding investment units would be designated "Class I Units," and a Rule 12b-1 Plan would be adopted to apply to a to-be-created class of investment interests, to be designated "Class II Units," as described more completely in the attached Proxy Statement. The amendments to the Investment Advisory Agreement, the Underwriting Agreement and the Restated Trust Agreement are attached hereto as Exhibits B, C and D, respectively, and are incorporated by reference herein;

     6. An amendment to the Trust Fund's investment policies to permit the Trust Fund to (a) write covered put options up to 10% of the Trust Fund's net assets, and (b) write covered call options up to 25% of the Trust Fund's net assets; and

     7. Any other matters which may properly come before the meeting or any adjournment thereof.

     This notice is given pursuant to the direction of the Board of Directors of the Trust Fund. Only Investors of record at the close of business on February 9, 1996, are entitled to notice of, and to vote at, the Meeting and at any adjournment thereof.

     Investors who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed Proxy (white card), date and sign it, and return it in the accompanying envelope. In order to avoid unnecessary expense, we ask your cooperation in mailing in your Proxy promptly, no matter how large or how small your holdings may be and regardless of whether you plan to attend the meeting. The return of a Proxy will not restrict or impair the right of any Investor to revoke the same or to attend and vote personally at the meeting.

Dated: February 26, 1996
Walnut Creek, California

                                        By order of the Board of Directors of
                                        SIFE Trust Fund


                                        /s/ Charles W. Froehlich, Jr.
                                        Charles W. Froehlich, Jr.
                                        SECRETARY



         PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
                                YOUR VOTE IS IMPORTANT

                                   SIFE TRUST FUND

                                       --------

                                   PROXY STATEMENT

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SIFE Trust Fund (the "Trust Fund") for use at its 1996 annual meeting of investors in the Trust Fund (the "Investors") to be held at 2:00 P.M. on April 1, 1996, at The Centre Concord, 5298 Clayton Road, Concord, California, or at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and accompanying Notice of Meeting and Proxy (white card) are first being mailed to holders of the Trust Fund's Participating Agreements on or about February 26, 1996.

               VOTING RIGHTS, SOLICITATION AND REVOCABILITY OF PROXIES

     As of the close of business on February 9, 1996, there were issued and outstanding Participating Agreements in aggregate amount of $642,342,990, representing an aggregate equity in the Trust Fund of 134,679,470 investment units. A majority in interest of all investment units, present in person or represented by proxy (including for this limited purpose abstentions and broker non-votes) and entitled to vote, shall constitute a quorum for purposes of the Meeting.

     Investors of record as of February 9, 1996 will be entitled to one vote for each investment unit owned, EXCEPT THAT with respect to election of Directors, an Investor may cumulate his or her votes. This means that each Investor is permitted to cast a number of votes equal to the number of Directors proposed for election (seven), multiplied by the number of investment units held, and may cumulate such votes for a single nominee or distribute such votes among as many director nominees as he or she deems appropriate. Discretionary authority of the Proxy Holders to cumulate votes is solicited by the Board of Directors.
Such discretionary authority may be withheld by checking the box marked "WITHHOLD ALL." If this alternative is selected by an Investor, none of the Investor's investment units will be voted (cumulatively or otherwise) for any of the nominees unless such Investor appears and votes in person at the Meeting.

     All investment units represented at the Meeting by properly executed proxies received prior to or at the Meeting will be voted in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted "FOR" each of the nominees and "FOR" adoption of each of the proposals set forth herein. With respect to the election of directors, the seven nominees receiving the highest total number of votes at the Meeting shall be elected as directors. In all other matters (other than the ratification of the selection of auditors, for which a majority of votes cast by the Investors at the Meeting is required), the Investor vote required for approval is the vote of a majority in interest of all investment units, which is defined as the lesser of (i) 67% or more in interest of the investment units represented at such a meeting at which more than 50% of all outstanding investment units are represented, either in person or by Proxy, or (ii) more than 50% in interest of all Investors. Abstentions are treated as votes against a proposal, and broker non-votes have no effect on the vote. A "broker non-vote" occurs when a nominee holding investment units on behalf of a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received specific instructions from the beneficial owner.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by filing with the Trust Fund (at the corporate offices of SIFE, Inc. (the "Management Company"), at the address given below) an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Meeting and voting in person (although attendance at the Meeting will not by itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sam A. Marchese, President & Chief Executive Officer, SIFE Trust Fund, 490 North Wiget Lane, Walnut Creek, California 94598.

     The Trust Fund does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     In addition to the use of the mail, solicitation of proxies may be made in person or by telephone or otherwise by Directors and Officers of the Trust Fund. No compensation will be paid to any person for any proxy solicitation, however the cost of all proxy solicitation, including reimbursement of expenses incurred by banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to Investors, will be borne by the Trust Fund.

                                     -----------

                                     PROPOSAL ONE
                                ELECTION OF DIRECTORS

     The Restated Trust Agreement provides that the Board of Directors of the Trust Fund shall consist of seven members, to be elected annually by the Investors. The proxy holders will vote for the election of each of the seven nominees unless otherwise instructed on the proxy. If any nominee is unable to serve, the investment units represented by such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Each nominee has consented to be named and has indicated his or her intent to serve, if elected. The Board of Directors, including the non-"interested" directors, recommends a vote "FOR" the election of each of the persons named herein.

     Set forth in the following table is information about each person who is being nominated for election as a Director for a term which will expire on April 1, 1997, or at such time as his or her successor is elected and qualified.



----------------------------------------------------------------------------------------------------
                             Position Held in   Length of             Business Experience
          Name          Age     Trust Fund       Service             During Past Five Years
          ----          ---     ----------       -------             ----------------------
----------------------------------------------------------------------------------------------------
David M. Sacks (1)      78  Director;         Continuous   Retired Vice President, American Broad-
                            Chairman of       since        casting Company;  Retired General Mgr.,
                            the Board         July 1983    KGO Television; President, DMS
                                                           Enterprises (broadcasting consultant);
                                                           Member, Board of Governors, National
                                                           Academy of Television Arts & Sciences
----------------------------------------------------------------------------------------------------
Diane Howard Belding    39  Nominee           Nominee      Management Company employee, 1992-
(2) (4)                                                    present; General Partner, Howard &
                                                           Howard Ranch (avocado ranch, Ventura
                                                           County, CA), 1983-present; Director,
                                                           Management Company (1982 - present)
----------------------------------------------------------------------------------------------------
Charles W. Froehlich,   67  Director &        Continuous   Retired Appellate Court Judge; retired
Jr. (3) (4)                 Secretary         since        Superior Court Judge; formerly Of
                                              March 1995   Counsel to Peterson, Thelan & Price;
                                                           principal, Froehlich & Peterson Dispute
                                                           Resolution
----------------------------------------------------------------------------------------------------
Sam A. Marchese (4)     53  Director;         Continuous   President & Chief Executive Officer,
                            President,        since        Management Company (December 1994 -
                            Chief Executive   October      present); Director, Management Company
                            Officer and       1988         (1989 - present); Vice President,
                            Treasurer                      Management Company (1989 - 1994);
                                                           Director, Scott Co. (mechanical
                                                           contractor)
----------------------------------------------------------------------------------------------------
Haig G. Mardikian (1)   49  Director; Vice    Continuous   General Partner, George M. Mardikian
                            Chairman of the   since        Enterprises (real estate investments);
                            Board             January      Managing Director, The United Broad-
                                              1978         casting Corporation (radio
                                                           broadcasting)
----------------------------------------------------------------------------------------------------
John A. Meany (1)       55  Director          Continuous   President, John's Valley Foods, Inc.;
                                              since        President, John's Town & Country
                                              October      Markets, Inc.; Director, Northern
                                              1992         California Grocers Assn.; Advisory
                                                           Council, Fleming Foods
----------------------------------------------------------------------------------------------------
Walter S. Newman (1)    74  Director          Continuous   Owner, WSN Enterprises (real estate
                                              since        consultants); Retired President, San
                                              January      Francisco Planning Commission; Retired
                                              1991         President, San Francisco Redevelopment
                                                           Agency; Retired President, San
                                                           Francisco Fine Arts Museums; Chairman
                                                           of the Board, National Brain Tumor
                                                           Foundation
----------------------------------------------------------------------------------------------------

__________________________
(1)  Member of the Audit Committee.

(2) Ms. Sharon Tudisco, a Director of the Trust Fund since 1981, has determined not to stand for re-election. The Board of Directors has nominated Ms. Diane Howard Belding, a shareholder and director of the Management Company, to succeed Ms. Tudisco, whose term will expire at the Meeting.

(3) On March 21, 1995, Mr. Robert W. Pohl, a Director of the Trust Fund since 1975 and its President and Chief Executive Officer since 1983, died. Pursuant to Article VI, Section 2, of the Restated Trust Agreement, the remaining Directors appointed Judge Froehlich to fill the remainder of Mr. Pohl's term, and, at the 1995 Annual Meeting, the proxy holders elected Judge Froehlich a Director.

(4) Messrs. Froehlich and Marchese, and Ms. Belding, are "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of their positions as directors and/or officers of the Trust Fund and as directors, officers and/or shareholders of the Management Company.

BOARD OF DIRECTORS MEETINGS, COMPENSATION AND COMMITTEES

     Regular meetings of the Board of Directors are held bi-monthly or at such time as the Board may determine. During 1995 the Board of Directors held six regular meetings; in addition, from time to time the non-"interested" directors meet with officers of the Trust Fund and/or the Management Company to discuss various matters relating to the administration of the Trust Fund. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings of all committees on which any such director served during 1995. Each director is paid by the Trust Fund an attendance fee of $5,000 for each Board meeting attended plus $250 per hour (subject to a per-meeting maximum of $1,000) consultation fee for services other than Board meetings.

     The Board of Directors has an Audit Committee, which is responsible for (i) the selection and review of the independent auditors of the Trust Fund and (ii) oversight, with the auditors, of the current operating procedures of the Trust Fund. The members of the Audit Committee are Messrs. Newman (Chair), Mardikian, Meany and Sacks. During 1995 the Audit Committee held three meetings. The Board of Directors has no nominating or compensation committee.

                        OWNERSHIP OF PARTICIPATING AGREEMENTS

     As of January 31, 1996, no person (including any "group," as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) was known by the Trust Fund to be the beneficial holder of more than 5% of the outstanding number of investment units of the Trust Fund. The beneficial holdings of investment units, represented by Participating Agreements in the Trust Fund, of the Trust Fund's directors, nominees for director and executive officers, as of January 31, 1996, are as follows:



------------------------------------------------------------------------------------------------------
                                                            Amount and Nature of     Percent of Class
                                                          Beneficial Ownership (1)   ----------------
  Name of Beneficial Owner           Title of Class          (investment units)            (2)
  ------------------------           --------------          ------------------            ---
------------------------------------------------------------------------------------------------------
David M. Sacks                  Participating Agreements           181,678                 0.14%

------------------------------------------------------------------------------------------------------
Diane Howard Belding (3)(4)     Participating Agreements           92,465                  0.07%

------------------------------------------------------------------------------------------------------
Charles W. Froehlich, Jr. (4)   Participating Agreements           56,200                  0.04%

------------------------------------------------------------------------------------------------------
Sam A. Marchese (4)             Participating Agreements           112,926                 0.08%

------------------------------------------------------------------------------------------------------
Haig G. Mardikian               Participating Agreements           18,435                  0.01%

------------------------------------------------------------------------------------------------------
John A. Meany                   Participating Agreements           65,227                  0.05%

------------------------------------------------------------------------------------------------------
Walter S. Newman                Participating Agreements            6,325                   (5)

------------------------------------------------------------------------------------------------------
Sharon E. Tudisco (3)(4)        Participating Agreements           155,093                 0.12%

------------------------------------------------------------------------------------------------------
All Directors and Executive     Participating Agreements           688,349                0.51 %
Officers as a Group (eight
persons) (4)
------------------------------------------------------------------------------------------------------


__________________________

(1) Each person listed above has sole voting power and sole investment power with respect to all investment units beneficially owned by him or her (or shares such powers with his or her spouse). None of the above persons has any right to acquire beneficial ownership of Participating Agreements as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. On January 31, 1996, each unit was valued at $4.67.

(2) Based on an aggregate of 134,566,388 investment units outstanding on January 31, 1996.

(3) Ms. Sharon Tudisco, a Director of the Trust Fund since 1981, has determined not to stand for re-election. The Board of Directors has nominated Ms. Diane Howard Belding, a shareholder and director of the Management Company, to succeed Ms. Tudisco.

(4) In addition to the investment units beneficially owned by the persons identified by this footnote #4, each of such persons, by reason of his or her ownership of shares in the Management Company, may also be deemed to be the beneficial owner of 515,147 investment units owned on January 31, 1996 by the Management Company (see "Information About the Management Company," page 7.)

(5)  Less than 0.01%.

                               MANAGEMENT COMPENSATION

     The following table sets forth certain information regarding all compensation paid or accrued for services rendered in all capacities to the Trust Fund for the year ended December 31, 1995 to each of the three most highly compensated executive officers and each of the directors of the Trust Fund:




----------------------------------------------------------------------------------------
                                                            Aggregate Compensation
         Name of Person and Position                        from the Trust Fund (1)
         ---------------------------                        -----------------------
----------------------------------------------------------------------------------------
David M. Sacks; Director & Chairman of the Board                    $41,750

----------------------------------------------------------------------------------------
Charles W. Froehlich, Jr.; Director & Secretary                     $20,000

----------------------------------------------------------------------------------------
Sam A. Marchese; Director, President,                              $186,965
Chief Executive Officer and Treasurer

----------------------------------------------------------------------------------------
Haig G. Mardikian; Director & Vice Chairman of the Board            $30,250

----------------------------------------------------------------------------------------
John A. Meany; Director                                             $30,350

----------------------------------------------------------------------------------------
Walter S. Newman; Director                                          $29,750

----------------------------------------------------------------------------------------
Robert W. Pohl (2)                                                  $45,300

----------------------------------------------------------------------------------------
Sharon E. Tudisco (3)                                              $177,350

---------------------------------------------------------------------------------------


--------------------------
(1) No remuneration was paid directly by the Trust Fund to its officers and directors. However, pursuant to Article V, Section 3 of the Trust Agreement, and Section 3 of the Investment Advisory Agreement, officers and directors receive indirect remuneration from the Trust Fund through reimbursement of the Management Company for the Trust Fund's pro rata share of certain office and other expenses, including salaries, bonuses, commissions, Directors' fees and the benefit of a reduced sales charge.

(2) Mr. Pohl was a Director of the Trust Fund from 1975, and had been the Trust Fund's President and Chief Executive Officer from 1983, until his death on March 21, 1995.

(3) Ms. Tudisco has been a Director and Vice President of the Trust Fund from 1981, and had been the Trust Fund's Executive Secretary from 1983, until her retirement on December 31, 1995.

     Under special arrangement by the Trust Fund with the Management Company, Participating Agreements currently are sold on a uniform basis at a reduced sales charge of 1% of the offering price to directors, officers and bona fide full-time employees and sales representatives of the Trust Fund and the Management Company, as well as to pension and profit sharing plans for the benefit of such persons. The amount set forth in the above table under the caption "Aggregate Compensation from the Trust Fund" includes the spread between the acquisition price paid by or for the benefit of the directors and officers for investment units purchased during 1995 and the price that would have been payable at the usual sales charge. The amount of this spread on purchases made by Mr. Marchese was $15 and by Mr. Meany was $600. The Trust Fund has no pension or retirement plan and pays no pension or retirement benefits to its officers or directors.

                       INFORMATION ABOUT THE MANAGEMENT COMPANY

     The names, addresses and principal occupations of each of the executive officers and directors of SIFE, Inc. (the "Management Company"), and of each shareholder owning beneficially or of record 10% or more of the outstanding voting securities of the Management Company, are as follows:



----------------------------------------------------------------------------------------
                                                                           Percentage
                                                                          Ownership of
                                                                           Management
                                                                          Company as of
                                                                           December 31,
      Name and Address                  Principal Occupation                  1995
      ----------------                  --------------------                  ----
----------------------------------------------------------------------------------------
Shirley A. Beaton                Director, Management Company                 10.0%
490 North Wiget Lane             Retired; formerly Accounting Manager
Walnut Creek, CA  94598          for the Management Company

----------------------------------------------------------------------------------------
Diane Howard Belding             Director, Management Company                 20.0%
490 North Wiget Lane             Director, Trust Fund
Walnut Creek, CA  94598

----------------------------------------------------------------------------------------
Charles W. Froehlich, Jr. (1)    Director & Asst Secy, Management             14.1%
1444 Windsong Lane               Company
Escondito, CA  92026             Director & Secretary, Trust Fund
                                 Retired Appellate Court Judge; retired
                                 Superior Court Judge; formerly Of
                                 Counsel to Peterson, Thelan & Price;
                                 principal, Froehlich & Peterson
                                 Dispute Resolution

----------------------------------------------------------------------------------------
Sam A. Marchese                  Director, President & Chief Executive        20.0%
490 North Wiget Lane             Officer, Management Company
Walnut Creek, CA  94598          Director, President, Chief Executive
                                 Officer & Treasurer, Trust Fund

----------------------------------------------------------------------------------------
Sharon E. Tudisco                Director, Management Company                 10.0%
490 North Wiget Lane             Director, Trust Fund
Walnut Creek, CA  94598          Retired; formerly Vice President &
                                 Executive Secretary - Management
                                 Company and Trust Fund

----------------------------------------------------------------------------------------
Bruce W. Woods                   Director, Executive Vice President -         4.0%
490 North Wiget Lane             Management Company
Walnut Creek, CA  94598

----------------------------------------------------------------------------------------
John W. Woods                    Director, Management Company                 21.9%
Box 885                          Retired; formerly Senior Vice
Sparks, NV  89432                President - Management Company

----------------------------------------------------------------------------------------


--------------------------

(1) As of March 21, 1995, pursuant to a previously executed contract, Mr. Marchese purchased 50 shares (10.0%) and Judge Froehlich purchased 55 shares (11.0%) from the estate of Mr. Pohl for a cash consideration of $5,000 per share.

            ALLOCATION OF PORTFOLIO BROKERAGE AND PORTFOLIO TURNOVER RATES

     In executing portfolio transactions for securities traded on national securities exchanges or in the over-the-counter market, the Trust Fund endeavors always to obtain the most favorable terms and conditions, taking into account the price of the security and any commissions or discounts applicable to the transaction. The Management Company is responsible for carrying out this policy in its placement of the Trust Fund's investments. Neither the Trust Fund nor the Management Company is currently a party to any "soft dollar" arrangements.

     During the last calendar year, the Trust Fund paid brokerage commissions of $990,818 and total purchases and sales of portfolio securities aggregated $915,869,856. Portfolio turnover rates for the years 1993, 1994 and 1995 were 28.7%, 25.2% and 93.5%, respectively. The portfolio turnover rate in 1995 was relatively high, due to the extremely active market for the stocks of financial institutions, specifically, and equities, generally.


                                   -----------

                                     PROPOSAL TWO
                  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee (which consists of directors who are not interested persons with respect to the Trust Fund) has recommended that the accounting firm of Deloitte & Touche LLP ("Deloitte & Touche) be engaged as independent accountants for the year ending December 31, 1996, replacing the Trust Fund's current independent accounting firm, Timpson Garcia. This recommendation has been approved by the full Board of Directors of the Trust Fund, and, subject to the ratification of the Investors at the Meeting, will be effective as of January 19, 1996. Representatives of neither Deloitte & Touche nor Timpson Garcia are expected to be present at the Meeting.

     Deloitte & Touche is an international accounting firm which serves as the independent accountants of, and auditors for, many investment funds, whereas Timpson Garcia is a local accounting firm and audits a much smaller number of investment funds. Accordingly, the Board of Directors determined that the engagement of Deloitte and Touche would be in the best interests of the Investors and of the Trust Fund. Deloitte & Touche has no direct or indirect financial interest in the Trust Fund except for services rendered as independent accountants and except for other consulting services which may be rendered from time to time. All compensation received by the independent accountants for their services as such consists of auditing and tax consultation fees only. The employment of Deloitte & Touche is conditioned upon the right of the Trust Fund to terminate such employment at any time without any penalty by vote of a majority of the non-"interested" directors, or a majority in interest of Investors at any meeting called for such purpose.

     On January 19, 1996, the Board of Directors notified Timpson Garcia, which has served as the Trust Fund's independent accountants since 1964, that they were being replaced as the Trust Fund's independent auditors and would not be requested to audit the Trust Fund for the year ending December 31, 1996. During the two most recent fiscal years and for the period from January 1, 1996 through January 19, 1996, there were no disagreements with Timpson Garcia on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any "reportable conditions." The reports of Timpson Garcia on the financial statements of the Trust Fund for the three years ending December 31, 1995 have not contained an adverse opinion or disclaimer of opinion and have not been not qualified or modified as to any uncertainty, audit scope or accounting principle.

Timpson Garcia has, at the Trust Fund's request, furnished a letter addressed to the Securities and Exchange Commission stating that Timpson Garcia agrees with the preceding statements; a copy of such letter is attached hereto as Exhibit A.

     The Board of Directors recommends a vote "FOR" the ratification of the selection of Deloitte & Touche as independent accountants of the Trust Fund for the year ending December 31, 1996.


                                     -----------

                                    PROPOSAL THREE
               PROPOSAL TO CONTINUE THE INVESTMENT ADVISORY AGREEMENT,
                AS AMENDED, AND TO AMEND THE RESTATED TRUST AGREEMENT,
                        TO PROVIDE FOR A FLAT FEE OF 1.25% OF
                       THE TRUST FUND'S AVERAGE NET ASSETS, PER
                 ANNUM, AS AN ALL-INCLUSIVE INVESTMENT MANAGEMENT FEE

     The Board of Directors is proposing certain amendments to the Investment Advisory Agreement and the Restated Trust Agreement which, if adopted, would significantly change the manner in which SIFE, Inc. (the "Management Company") is compensated. The Board of Directors has concluded, based upon the Trust Fund's history of being unable to expand the number of Investors to match the growth in the Trust Fund's assets, that the Management Company requires additional resources to avoid spreading ever-increasing expenses over a static or declining Investor base. Further, the Board of Directors has concluded that the growth rates experienced by the Trust Fund in recent years may not be sustainable without increasing both the number of investors and the amount of Trust Fund assets. Accordingly, the Board of Directors is recommending these changes because it has become convinced that without a substantial and continuing investment in personnel, technology and facilities, the Management Company may not be able to achieve the growth goals established for the Trust Fund by the Board of Directors. While there can be no assurance that the Trust Fund will, in fact, grow as planned, the Board of Directors believes that the recommended changes to the compensation and reimbursement structure will provide the Management Company with sufficient additional resources to implement the growth plans approved by the Board of Directors and as described generally below.

BACKGROUND INFORMATION

     The Management Company, which has served as the investment advisor to the Trust Fund since the Trust Fund's inception in November 1962, is compensated pursuant an Investment Advisory Agreement, dated April 3, 1972 and as amended on April 3, 1995 (collectively the "Investment Advisory Agreement"). In addition to providing investment advice and portfolio management to the Trust Fund, the Management Company performs a broad range of administrative, regulatory and other services for the Trust Fund and the Investors. Until 1995, the Management Company received approximately 0.50% of the Trust Fund's average net assets, per annum, in exchange for its investment management services; at the 1995 annual meeting, the Investors approved an increase of 0.10% per annum in the Management Company's investment advisory fee.

     Pursuant to Section 3 of the Investment Advisory Agreement and Article V,
Section 3 of the Restated Trust Agreement, the Trust Fund reimburses the Management Company for certain expenses relating to the operation of the Trust Fund, including, but not limited to, the Trust Fund's legal and auditing fees, trustee's fees, taxes, directors' fees and the printing and mailing costs of materials sent to Investors, as well as reimbursement of the Trust Fund's pro rata share of overhead costs, including salaries, employee benefits, rent and data processing costs. The Trust Fund's pro rata share of such expenses ranges from 50% to 90%. In 1995, the Management Company received $3,039,425 for investment advisory services (approximately 0.60% of average net assets), and $2,283,029 for expense reimbursement (approximately 0.43% of average net assets); accordingly, total fund management expense in 1995 constituted approximately 1.03% of the Trust Fund's average net assets.

     At its meeting on February 9, 1996, the Board of Directors considered a proposal from the Management Company to modify the current compensation and reimbursement arrangement between the Trust Fund and the Management Company to provide for (i) the elimination of the expense reimbursement component, and (ii) the implementation of an all-inclusive management fee of 1.25% of average net assets, per annum.

DISCUSSION OF THE FEE PROPOSAL

     Since the Trust Fund's inception, the Management Company has been primarily responsible not only for the provision of investment advice and associated portfolio management services, but also for all of the administrative functions associated with investor service, including the provision of transfer agency services to the Trust Fund and its Investors. The Management Company also provides custody and certain fund accounting services to the Trust Fund for the benefit of the Investors and, where certain services are not provided directly to the Trust Fund and the Investors (such as legal and accounting services), the Management Company undertakes to ensure that the Trust Fund and the Investors receive services of the highest quality at competitive cost.

     In the past few years, the Trust Fund has experienced significant growth in the Trust Fund's assets. In addition, the increasing sophistication of the financial markets have required that the Management Company undertake a major upgrading of both its data processing capabilities and its investment advisory and portfolio management services. The Board of Directors believes, however, that the current compensation and reimbursement structure exposes the Trust Fund to certain risks. First, to the extent that an investment advisory fee of approximately 0.60% of net assets is determined by the Management Company to be non-competitive, the Management Company at some point may no longer wish to provide investment advisory services to the Trust Fund and the Investors. Second, to the extent that the Trust Fund has agreed to provide reimbursement for certain expenses, the Management Company has little or no incentive to control its costs. Although for the last ten years expenses have ranged from 0.94% to 1.10% of average net assets, there is no assurance that the Management Company will be able to continue to keep reimbursable expenses low.

     Fee and reimbursement structures such as those between the Management Company and the Trust Fund have become increasingly less common in the mutual fund industry, having been replaced by flat fee arrangements which require fund managers to provide contractually set levels of service, both management and investment advisory. The advantages to the Trust Fund and the Investors are (i) the expectation that the Management Company will continue to provide services to the Trust Fund and the Investors, (ii) the security of being able to predict, in advance and with precision, substantially all costs and expenses to which the Trust Fund will be subject, (iii) the assurance that the expenses of administration, including transfer agent and custodial service expenses, will be borne exclusively by the Management Company, without pass-through to the Trust Fund, and (iv) the benefits of improved operating efficiencies at the Management Company.

     The directors, in considering the Management Company's proposal, considered the nature, scope and quality of the services currently provided by the Management Company to the Trust Fund, and the enhanced levels of services and products projected by the Management Company to be made available to the Investors, including the anticipated introduction of several new investment fund opportunities in 1996 and 1997. The Board of Directors also considered the Management Company's actual costs and cost projections for making available additional services and fund opportunities, including substantial ongoing investments required to upgrade the Management Company's information systems, the need for additional professional and non-professional personnel, registration of the Underwriter for purposes of offering and selling the Trust Fund's investment units for sale in additional states, and the implementation of an enhanced marketing effort. The compensation paid to investment advisors of mutual funds with similar investment objectives, policies and asset sizes, as well as comparative expense and performance information, both actual and pro forma, was also considered. The directors who are not interested persons, by vote at their meeting on February 9, 1996, have unanimously approved the amendments as proposed, based upon their determination that, should the Management Company implement the strategic growth plan described above, including the hoped-for introduction of new investment fund opportunities in 1996 and 1997, the proposed terms of the Investment Advisory Agreement are fair and equitable, and that the fees and expenses provided therein provide fair and reasonable compensation for services to be rendered to the Investors and the Trust Fund. Quarterly reports will be provided by the Management Company to the Audit Committee to ensure both that the Management Company is implementing the strategic growth plans outlined above, and that there is no financial condition of the Management Company that is reasonably likely to impact the financial ability of the Management Company to fulfill its commitment to the Trust Fund under the Investment Advisory Agreement, as amended.

PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT AND THE RESTATED TRUST AGREEMENT

     Implementation of the all-inclusive management fee described above requires approval by the Investors of certain amendments to the Investment Advisory Agreement and the Restated Trust Agreement. The following summary, which describes the relevant portions of the proposed amendments, is qualified in its entirety by reference to the text of the proposed amendments, copies of which are attached to this Proxy Statement as Exhibits B and D.

     With respect to the Investment Advisory Agreement, the proposed amendment would eliminate the current expense reimbursement component in favor of an arrangement whereby the Management Company would receive an annual fee equal to 1.25% of the Trust Fund's average net assets. Such annual fee would encompass the investment advisory fee paid to the Management Company, all transfer agency and Trustee's fees and costs, and substantially all miscellaneous costs and expenses related to the operation of the Trust Fund paid by the Management Company on behalf of the Trust Fund. If the actual expenses paid by the Management Company on behalf of the Trust Fund exceed the amount of the fee, then the Management Company would not be entitled to any further payment from the Trust Fund. Conversely, if the actual expenses paid by the Management Company on behalf of the Trust Fund are less than the amount of the fee, then the Management Company would not be required to refund the difference to the Trust Fund.

     The Restated Trust Agreement is proposed to be amended to be consistent with the proposed amendment to the Investment Advisory Agreement with respect to the implementation of the all-inclusive management fee arrangement.

FEE COMPARISON

     The following table compares the current fees and expenses as of December 31, 1995, including investment advisory fees, on a pro forma basis to those fees which would have been paid by the Trust Fund if the amendments discussed above had been approved on such date. In addition, the example following the table illustrates the effect of the proposed all-inclusive fee arrangement for one, three, five and ten year periods. The purpose of the table and examples is to assist an Investor in understanding the various costs and expenses that an Investor in the Trust Fund would bear directly or indirectly. Dollar figures have been rounded to the nearest dollar and all percentages to the nearest hundredth of one percent.



------------------------------------------------------------------------------------------------
                                                                   Total Expenses for the year
                                                                             ended
                                                                       December 31, 1995
                                                                       -----------------
                                                 Fee Rate
                                                 --------
                                             Actual    Pro Forma      Actual      Pro Forma
                                             ------    ---------      ------      ---------
------------------------------------------------------------------------------------------------
INVESTOR TRANSACTION EXPENSES (1)
     Maximum Sales Load on Purchases          5.0%        5.0%      $1,452,138    $1,452,138
     (percentage of offering price)                                 ----------    ----------
                                                                    ----------    ----------
------------------------------------------------------------------------------------------------
ANNUAL TRUST FUND OPERATING EXPENSES (2)
     (percentage of average net assets)
     Management Fees                         0.60%       1.25%      $3,039,425    $6,449,254

------------------------------------------------------------------------------------------------
     Other Expenses                          0.43%        -0-        2,283,029       -0-

------------------------------------------------------------------------------------------------
     Total Fund Operating Expenses           1.03%       1.25%      $5,322,454    $6,449,254
                                                                    ----------    ----------
                                                                    ----------    ----------
------------------------------------------------------------------------------------------------


--------------------
(1) Does not include any Rule 12b-1 charges because this fee would not be levied upon current Investors, see discussion below in Proposal Five.

(2)  Fees and expenses are billed monthly, in arrears.



     Example (1)                   1 year    3 years   5 years   10 years
     ------------                  ------    -------   -------   --------
     You would pay the
     following expenses
     on a $1,000 investment,
     assuming (i) 5% annual
     return, and (ii) redemption   $62.10    $87.67    $115.20   $193.57
     at the end of each time
     period (no premium or
     other charge is assessed
     on redemptions)



--------------------

(1) The return of 5% and expenses should not be considered representative of past or future performance or expenses, both of which may vary.


REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    The amendments to the Investment Advisory Agreement and the Restated Trust Agreement require the approval of the lesser of (i) 67% or more in interest of the Investors represented at such a meeting at which more than 50% in interest of the Investors are represented, either in person or by proxy, or (ii) more than 50% in interest of all Investors. The Board of Directors believes that continuation of the current Investment Advisory Agreement, as amended, is in the best interests of the Investors and the Trust Fund; accordingly, the Board of Directors recommends a vote "FOR" the continuation of the Investment Advisory Agreement, as amended, with conforming amendments to the Restated Trust Agreement

                                     -----------
                                    PROPOSAL FOUR
                    ALTERNATE PROPOSAL TO APPROVE THE CONTINUATION
                         OF THE INVESTMENT ADVISORY AGREEMENT

    If the proposed amendments to the Investment Advisory Agreement, described in the preceding proposal, do not receive the necessary Investor approval, the Board of Directors is recommending that the Investors approve the continuation of the current Investment Advisory Agreement with the Management Company. Such continuation requires only (1) the annual approval of a majority of the Directors of the Trust Fund who are neither parties to the Investment Advisory Agreement nor interested persons of any such party, and (2) the approval of either (a) the full Board of Directors of the Trust Fund, or (b) the vote of a majority in interest of the Investors at their annual meeting, which is defined as the lesser of (i) 67% or more in interest of the Investors represented at such a meeting at which more than 50% in interest of the Investors are represented, either in person or by proxy, or (ii) more than 50% in interest of all Investors. On February 9, 1996, the Board of Directors of the Trust Fund unanimously approved the continuation of the current Investment Advisory Agreement if the amendments discussed above are not adopted by the Investors. Although such Board approval satisfies the previously described approval requirement, consistent with the representation to the Investors in the 1995 Proxy Statement, continuation of the Investment Advisory Agreement is being submitted for Investor approval at the Meeting.

    If for any reason Investors at the Meeting were not to approve the continuation of the Investment Advisory Agreement, the Trust Fund would seek either to renegotiate such agreement with the Management Company or to obtain investment advisory services from a competent firm at rates of compensation within the limits provided by the Restated Trust Agreement. The Investment Advisory Agreement is terminable prior to its automatic expiration date upon sixty (60) days' written notice, by vote of a majority of the Directors of the Trust Fund, or by vote of a majority in interest of the Investors. The Investment Advisory Agreement is not assignable.

    The Board of Directors believes that, if the amendments described in Proposal Three are not adopted by the Investors, continuation of the current Investment Advisory Agreement is in the best interests of the Investors and the Trust Fund; accordingly, the Board of Directors recommends a vote "FOR" the continuation of the Investment Advisory Agreement.

                                     -----------

                                   PROPOSAL FIVE
              PROPOSAL TO AMEND EACH OF THE RESTATED TRUST AGREEMENT,
                       THE INVESTMENT ADVISORY AGREEMENT AND
            THE UNDERWRITING AGREEMENT TO PERMIT THE ESTABLISHMENT OF A
             MULTIPLE CLASS STRUCTURE AND, IN CONNECTION THEREWITH, TO
                  ADOPT A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1


    The Board of Directors continuously reviews the benefits and features that the Trust Fund offers to Investors with the objective of providing, in as cost effective a manner as possible, services and marketing strategies that are responsive to the needs and circumstances of existing and potential Investors. In order to meet ever-increasing competition within the mutual fund industry for investment assets and changing trends in pricing structures for funds distributed through broker-dealer networks, the Board of Directors has concluded that it would be in the best interests of the Investors for the Restated Trust Agreement to be amended to permit the issuance of different classes of investment units (the "Multiple Class Structure"). Accordingly, on February 9, 1996, the Board of Directors authorized the creation of the Multiple Class Structure, subject to the approval by the Investors at the Meeting of the necessary amendments to the Investment Advisory Agreement, the Underwriting Agreement and the Restated Trust Agreement. It is important to note, however, that neither the adoption of the Multiple Class Structure nor the creation of additional classes of investment interests will have any effect on the rights and privileges of the investment interests represented by the Participating Agreements now outstanding or those which would be outstanding at such time as the Trust Fund begins offering different classes of interests, and that current Investors will continue to be able to purchase additional investment units of the same character as those now held.

DISCUSSION OF THE MULTIPLE CLASS STRUCTURE

    The Board of Directors believes that the adoption of the Multiple Class Structure will encourage investors with a broader range of investment objectives to consider investment in the Trust Fund. The Multiple Class Structure offers the Board of Directors the flexibility of tailoring payment for investment interests to the needs and circumstances of different classes of investors, as well as broker-dealers, financial institutions and other organizations, such as pension and profit-sharing plans.

    Implementation of a Multiple Class Structure is subject to a number of conditions. These include approval by the shareholders to certain changes in the Investment Advisory Agreement, the Underwriting Agreement and the Restated Trust Agreement (the proposed amendments are reproduced in their entirety in Exhibits B, C and D, respectively, attached hereto), obtaining an appropriate ruling from the Internal Revenue Service, if necessary, that implementation of the Multiple Class Structure will not affect the Trust Fund's status as a regulated investment company under the applicable provisions of the Internal Revenue Code of 1986, as amended, and the filing and effectiveness of a new registration statement with the Securities and Exchange Commission and various state securities authorities, which registration statement will register interests in any new class or classes for offer and sale. While it is anticipated that each of these conditions can and will be met there can be no assurance that this will be the case.

PROPOSED AMENDMENTS

    As stated above, implementation of the Multiple Class Structure requires approval by the Investors of certain amendments to the Investment Advisory Agreement, the Underwriting Agreement and the Restated Trust Agreement. The following summary, which describes the relevant portions of the proposed amendments, is qualified in its entirety by reference to the text of the proposed amendments, copies of which are attached to this Proxy Statement as Exhibits B, C and D, respectively.

    With respect to the Restated Trust Agreement, the proposed amendment would permit multiple classes of investment units in the Trust Fund (subject to future approvals, if required) and specifically creates two classes of investment units: "Class I Units" and "Class II Units." Class I Units are those investment units of the Trust Fund created prior to the commencement of the issuance and sale of the Class II Units, as well as similar investment units which may be sold hereafter. Current holders of Class I Units will continue to be able to purchase additional Class I Units.

    Class II Units are similar in all respects to the Class I Units with one exception: Class II Units will be subject to a Rule 12b-1 fee in addition to the same front-end load as Class I Units. After the commencement of the sale of Class II Units, new investors in the Trust Fund (excepting the limited class of persons described in the following paragraph) will only be permitted to purchase Class II Units. Class I Units, Class II Units and any other class of investment units subsequently created have equal voting rights and will vote together except in cases where a separate vote of any particular class is required under applicable law or upon a determination by the Board of Directors that a class's interests are not affected and that no separate vote of such class is required. Funds attributable to Class I Units and Class II Units will be co-mingled and co-invested in the Trust Fund's portfolio. Liabilities solely attributable to a particular class of investment units will be charged against the assets of the Trust Fund attributable to that class. Otherwise, liabilities are charged against each class in the proportion that the net assets of the class bear to the total net assets of the Trust Fund. Income, capital gains and losses and other expenses are allocated in the proportion that the net assets of the class bear to the total net assets of the Trust Fund. Numerous conforming changes have been made to reflect the creation of two classes of investment units in the Trust Fund.

    In addition, the Restated Trust Agreement is proposed to be amended to make certain conforming changes to reflect (i) the Trust Fund's reduction of its sales charges effective April 1, 1995 (which amendment was approved by the Investors at the 1995 annual meeting), and the elimination of sales charges for Class I Units for a limited class of purchasers, namely directors, officers and bona fide full time employees and sales representatives of the Trust Fund and the Management Company, registered broker-dealers, their registered representatives and the immediate family members of the foregoing persons. In addition, the right of accumulation would be clarified to permit aggregation of all accounts under an Investor's client identification number (including retirement plans and business accounts) for purposes of meeting the sales charge breakpoints.

    The proposed amendments to the Investment Advisory Agreement make minor clarifying changes to reflect the creation of two classes of investment units in the Trust Fund.

    The Underwriting Agreement is proposed to be amended to be consistent with the proposed amendments to the Restated Trust Agreement with respect to the elimination of the sales charge for a limited class of purchasers and the clarification of the right of accumulation with respect to sales charge breakpoints, for which Investor approval is not required.

PROPOSED DISTRIBUTION OF CLASS II UNITS SUBJECT TO RULE 12B-1 CHARGES

    It is anticipated that the Trust Fund initially will offer two classes of units: (1) Participating Agreements of the same character as are now outstanding (the "Class I Units"), and (2) Participating

Agreements which will be subject to a sales and distribution charge assessed pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Class II Units"). Rule 12b-1 permits the Trust Fund, as a registered open-end investment company, to bear expenses relating to the distribution of its shares only pursuant to a written plan that has been approved by the Trust Fund's Board of Directors and its Investors. The Rule 12b-1 plan attached to this Proxy Statement as Exhibit E (the "Rule 12b-1 Plan"), was approved by a majority of the non-"interested" directors of the Board of Directors on February 9, 1996, and is being proposed for adoption by the Investors.

    Given the reluctance among many in the broker-dealer community to continue to make available to their customers for sale mutual fund interests that are not priced in such a way as to provide ongoing compensation to such broker-dealers for the distribution of fund interests, the Board of Directors believes that the adoption of the Rule 12b-1 Plan will enhance the selling of Trust Fund interests by providing ongoing compensation to dealers, and thereby providing an added incentive to continue to sell investment units and maintain investments in the Trust Fund.

CONSIDERATION BY THE BOARD OF DIRECTORS

    In connection with its consideration of the proposed Rule 12b-1 Plan, the Board of Directors of the Trust Fund was furnished with drafts of the Plan and related materials, including information relating to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Trust Fund provided additional information, summarized the provisions of the proposed Rule 12b-1 Plan and have informed the Board of Directors of the legal and regulatory considerations in adopting the Rule 12b-1 Plan.

    The Board of Directors realizes that there can be no assurance that the expenditure of Trust Fund assets to finance the distribution of Class II Units will have the anticipated results; however, based upon its review of the available information and the factors discussed above, and in light of its fiduciary duties under relevant state law and the Investment Company Act of 1940, as amended, the Board of Directors has determined, in the exercise of its business judgment, that the Rule 12b-1 Plan is reasonably likely to benefit the Trust Fund and the Investors. As noted above, because distributors of units in the Trust Fund have little or no incentive to incur promotional expenses on behalf of the Trust Fund if a Rule 12b-1 plan were not in place, the Board of Directors believes that adoption of the Rule 12b-1 Plan is important to the long-term viability of the Trust Fund. In addition, the adoption of the Rule 12b-1 Plan may lead to an increase in net assets under management, given the enhanced marketing efforts of distributors that may be expected to result from the availability of such additional compensation.

DESCRIPTION OF THE PROPOSED RULE 12B-1 PLAN

    The proposed Rule 12b-1 Plan provides that the Trust Fund shall reimburse the Management Company, in its capacity as the principal underwriter of the Trust Fund's investment interests, for its distribution costs in an amount equal to 0.25% per annum of the average daily net assets of the Trust Fund's Class II Units. Under the terms of the Rule 12b-1 Plan, the Management Company is authorized and intends to pay all or a portion of this fee to any securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the Class II Units. To the extent that such fee is not paid to such persons, the Management Company may retain such fee as reimbursement for its own distribution expenses incurred in connection with the sale of the Class II Units. In each case where the Management Company agrees to pay a distribution fee to a person, such payment shall only be pursuant to a written agreement between the Management Company and such person (the "Rule 12b-1 Plan Agreement"), the form of which is attached as Appendix A to Exhibit E.

The form of the Rule 12b-1 Plan Agreement has been approved by a majority of the non-"interested" directors of the Trust Fund's Board of Directors in connection with their approval of the Rule 12b-1 Plan. If the Rule 12b-1 Plan is approved, the Management Company may enter into Rule 12b-1 Plan Agreements with such persons without further approval.

    Payment of the distribution fee is to be made quarterly, as soon as practicable following the preparation of a written report from the Management Company to the Board of Directors of the Trust Fund of all amounts expensed pursuant to the Rule 12b-1 Plan; provided, however, that the aggregate payments by the Trust Fund under the Rule 12b-1 Plan in any month shall not exceed 0.020833% (0.25% on an annualized basis) of the average daily net assets of the Class II Interests for the prior month; thus, the Rule 12b-1 Plan does not provide for the payment of distribution fees in subsequent periods that relate to expenses incurred in prior periods.

    The Rule 12b-1 Plan and any related Rule 12b-1 Plan Agreement will continue in effect for so long as its continuance is specifically approved at least annually by majority of the non-"interested" directors of the Board of Directors of the Trust Fund. The Rule 12b-1 Plan is terminable at any time, without penalty, by vote of a majority of the non-"interested" directors of the Board of Directors of the Trust Fund, or by vote of a majority of the outstanding voting securities of the Trust Fund.

REQUIRED VOTE & RECOMMENDATION OF THE BOARD OF DIRECTORS

    Adoption of the Multiple Class Structure and creation of Class II Units, with associated adoption of the proposed Rule 12b-1 Plan, requires the affirmative vote of a majority in interest of the Investors at the Meeting, which is defined as the lesser of (i) 67% or more in interest of the Investors represented at such a meeting at which more than 50% in interest of the Investors are represented, either in person or by proxy, or (ii) more than 50% in interest of all Investors. If the proposal is approved, it will go into effect, and Class II Units may be offered for sale, on or after May 1, 1996. The Board of Directors recommends a vote "FOR" the adoption of the Multiple Class Structure and the adoption of the Rule 12b-1 Plan, as presented.

                                     -----------

                                    PROPOSAL SIX
               PROPOSAL TO AMEND THE TRUST FUND'S INVESTMENT POLICIES
            TO PERMIT THE TRUST FUND TO WRITE COVERED PUT OPTIONS IN AN
           AMOUNT UP TO 10% OF THE TRUST FUND'S NET ASSETS, AND TO WRITE
                COVERED CALL OPTIONS IN AN AMOUNT UP TO 25% OF THE
                              TRUST FUND'S NET ASSETS

    The Board of Directors is also seeking Investor approval for an amendment to the Trust Fund's fundamental investment policies with respect to the Trust Fund's ability to write covered options. Covered "put" options are defined as contracts entered into between the Trust Fund, as seller, and the Options Clearing Corporation, as agent for unaffiliated third parties, as purchaser, whereby the Trust Fund grants to the purchaser the right, for a defined period of time and at a set price, to sell specific securities to the Trust Fund. Similarly, covered "call" options written by the Trust Fund enable the purchaser of the option to obligate the Trust Fund to sell specific securities held in the Trust Fund's investment portfolio.

    The Trust Fund's investment policies require that the Trust Fund, so long as it remains obligated as a writer of an option, maintain in a segregated account, cash, U.S. Treasury securities or high-grade, short-term debt securities in an amount equal to or greater than the nominal value of the put option (call options are backed by actual securities held in the Trust Fund's investment portfolio); the Trust Fund does not write "naked," or uncovered, options. It is also a fundamental investment policy that the Trust Fund will not write options where (i) the aggregate value of the purchase obligations underlying all unexpired put options written by the Trust Fund (which positions are marked-to-market daily) will not at any time exceed 10% of the value of the net assets of the Trust Fund, and (ii) the nominal value of the Trust Fund's unexpired call options together with the obligations underlying all unexpired put options, will not at any time exceed 25% of the value of the net assets of the Trust Fund.

    The Trust Fund's portfolio managers have recommended to the Board of Directors that the Trust Fund be empowered (i) to sell covered put options in an amount up to 10% of the value of its net assets, and (ii) to sell covered call options in an amount up to 25% of the value of its net assets. Thus, the effect of the change, if adopted, would be to permit the Trust Fund's portfolio managers to unlink the current limitation on the Trust Fund's put and call option positions, provided that the total amount of such positions would, at no time, exceed 35% of the Trust Fund's net assets.

    The Board of Directors believes that the risks associated with the increase in the Trust Fund's ability to write covered put and call options from 25% to 35%, as limited by the applicable regulatory requirements and by the Board's own restrictions and oversight of the portfolio managers' performance, are acceptable in light of the potential to generate additional investment income for the Trust Fund from option premiums. Accordingly, the Board of Directors recommends a vote "FOR" the adoption of the proposed modification to the Trust Fund's fundamental investment policies to permit the Trust Fund to write covered put options in an amount up to 10% of the Trust Fund's net assets, and to permit the Trust Fund to write covered call options in an amount up to 25% of the Trust Fund's net assets.

                                     -----------

                                GENERAL INFORMATION

    The Board of Directors of the Trust Fund knows of no other matters which may come before the meeting. However, if any matters other than those referred to above shall properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment. Investors' proposals intended to be presented at next year's annual meeting of Investors must be received by the Trust Fund by October 25, 1996 to be eligible for inclusion in the Trust Fund's proxy materials relating to such meeting. Submission of a proposal does not guarantee its inclusion in a proxy statement or its presentation at an Investor's meeting. A copy of the annual report for the fiscal year ended December 31, 1995 is enclosed. The annual report will also be furnished without charge to any Investor upon request by calling the Management Company at 1-800-231-0356.

                             By order of the Board of Directors of
                              SIFE Trust Fund


                             Charles W. Froehlich, Jr.
                             SECRETARY

TIMPSON GARCIA
CERTIFIED PUBLIC ACCOUNTANTS
[Letterhead]
                                      EXHIBIT A

January 22, 1996

Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D. C.  20549

RE:  CHANGE IN AUDITORS - SIFE Trust Fund

Dear Sirs:

We have received a letter from SIFE Management Company for SIFE Trust Fund, dated January 19, 1996, terminating our services effictive for the annual audit for the 1996 calendar year. We are in agreement with the statements that no problem existed during the two most recent fiscal years and for the period from January 1, 1996 through January 19, 1996 preceding the termination relating to any matter of accounting priciples or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Commission, nor were any accountant's reports on their financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified as to uncertainties, audit scope or accounting priciples. We are currently auditing the financial statements for the 1995 calendar year and have not experienced any problems of the above mentioned nature nor do we anticipate any.

Please accept this as our response to the above mentioned letter pursuant to Rule 17a-5(f)(4).

If there are any questions, please contact Mr. Dennis S. Kaneshiro.

Sincerely,
/s/Timpson Garcia
Timpson Garcia


cc:  Mr. Robert Linderman, General Counsel
     SIFE, Inc.

                                    EXHIBIT B

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

     THIS AMENDMENT TO INVESTMENT ADVISORY AGREEMENT ("Amendment") is made and entered into as of the first day of April, 1996, by and between SIFE TRUST FUND, a trust established under the laws of the State of California (the "Fund") and SIFE, a California corporation (the "Company"), as approved by BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association duly organized and existing under and by virtue of the laws of the United States
(the "Trustee"), and by the holders of a majority in interest of Participating Agreements representing beneficial interests in the Fund, at a regular annual meeting of Investors duly called and held on April 1, 1996, at which a quorum was at all times present.

                                   WITNESSETH:

     WHEREAS, the parties (including the Trustee's predecessors-in-interest) have previously entered into an Investment Advisory Agreement dated April 3, 1972 and amended on April 3, 1995 (the "Advisory Agreement") under which the Company acts as investment adviser of the Fund;

     WHEREAS, the Fund, pursuant to an Amendment to Restated Trust Agreement of even date herewith, has created two classes of investment units in the Fund designated as "Class I Units" and "Class II Units" and may create additional classes of investment units in the future;

     WHEREAS, the parties agree that it is in the best interests of the Fund and its Investors to clarify and confirm the Advisory Agreement in light of the new classifications of Class I Units and Class II Units;

     WHEREAS, the parties agree that it is in the best interests of the Fund and its Investors to adopt a flat fee to be paid to the Company as reimbursement for costs and expenses incurred by the Company in its capacity as the Fund's investment adviser; and

     WHEREAS, it is necessary to amend the Advisory Agreement to accomplish the foregoing.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Subsection (c) of Section 1 of the Advisory Agreement shall be amended to read as follows:

     "1.  APPOINTMENT OF THE COMPANY AS INVESTMENT ADVISER.

          (c) PORTFOLIO SERVICING. The Company shall perform those services which are reasonably necessary to the continued management of the portfolio of the Fund, including the receipt and filing of notices and reports from portfolio companies; the exercise or other proper disposition of proxies, rights and options; the accounting for receipts and disbursements occasioned by the purchase and sales of securities; the daily pricing of the net asset value of the Fund's total portfolio attributable to each and every type of investment unit in the Fund."

     2. Sections 2 and 3 of the Advisory Agreement shall be deleted in their entirety, and a new Section 2A shall be inserted to read in its entirety as follows:

     "2A. MANAGEMENT FEE


          The Company will receive a fee for its services as business manager of, and investment adviser to, the Fund equal to 1.25% of the average net assets of the Fund, per annum (hereinafter the "Management Fee"). On the first business day of each calendar month, the Company will make a good-faith estimate of the Fund's average net assets for the preceding month, and shall present such estimate to the Fund, which shall promptly pay such amount to the Company; PROVIDED, however, that in no event may the total of all amounts paid to the Company pursuant to this Section 2A attributable to any calendar year exceed 1.25% of the Fund's average net assets for such calendar year. The Management Fee set forth in this Section 2A shall constitute the Company's sole and exclusive compensation for all investment advisory services rendered pursuant to this Investment Advisory Agreement, including (i) all fees payable to the Trustee for its services, and (ii) all other costs and expenses of the Fund, as described in Article V,
     Section 3 of the Trust Agreement, which may be paid on behalf of the Fund by the Company. In the event the Fund pays the Company more than it is obligated to pursuant to this Section 2A or pays the Company less than it is obligated to pursuant to this Section 2A, the Company shall be paid or shall refund the difference, as the case may be, in the calculation performed for the following month.

          3. All other provisions of the Advisory Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed and approved this Amendment to the Advisory Agreement as of the date first above written.



SIFE TRUST FUND                         SIFE
By                                      By
  -----------------------------------     -------------------------------------
              Chairman of the Board                    President


By                                      By
  -----------------------------------     -------------------------------------
              Secretary                                Secretary

                                        Approved by Investors:
Approved by Trustee:
BANK OF AMERICA, N.T. & S.A.            I hereby certify that the holders of a
                                        majority in interest of Participating
By                                      Agreements representing beneficial
  ----------------------------------    interests in SIFE Trust Fund, at a
           Vice President               regular annual meeting of Investors
                                        duly called and held on April 1, 1996,
                                        at which a quorum was at all times
                                        present in person or by proxy, approved
                                        the above amendment.

By                                      By
  ----------------------------------      -------------------------------------
            Trust Officer                       Secretary, SIFE Trust Fund

                                    EXHIBIT C

                  AMENDMENT TO RESTATED UNDERWRITING AGREEMENT

     THIS AMENDMENT TO RESTATED UNDERWRITING AGREEMENT ("Amendment") is made and entered into as of this first day of April, 1996, by and between SIFE TRUST FUND, a trust established under the laws of the State of California (the "Fund") and SIFE, a California corporation (the "Company"), as approved by BANK OF AMERICA, NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association duly organized and existing under and by virtue of the laws of the United States (the "Trustee") and by the holders of a majority in interest of Participating Agreements representing beneficial interests in the Fund at a regular annual meeting of Investors duly called and held on April 1, 1996, at which a quorum was at all times present.

                                   WITNESSETH:

     WHEREAS, the parties have previously entered into an Underwriting Agreement dated April 3, 1972 and amended April 1, 1974, April 1, 1976, April 1, 1985, April 2, 1990, February 24, 1993, April 1, 1993, April 4, 1994, February 1, 1995
and February 9, 1996 (the "Underwriting Agreement") under which the Company acts as the principal underwriter and distributor of the securities of the Fund;

     WHEREAS, the Fund, pursuant to an Amendment to Restated Trust Agreement of even date herewith, has created a new class of investment "units" in the Fund designated as "Class II Units";

     WHEREAS, the parties agree that it is in the best interests of the Fund and its Investors to clarify and confirm that the Sales Charge applies to Participating Agreements for Class II Units;

     WHEREAS, the parties agree that it is in the best interests of the Fund and its Investors to eliminate the Sales Charge applicable to (i) directors, officers, employees and sales representatives of the Fund and the Company (and their immediate family members) and (ii) registered broker-dealers (and their registered representatives) (and the immediate family members of such broker-dealers and representatives) purchasing Class I Units; and

     WHEREAS, it is necessary to amend the Underwriting Agreement to accomplish all of the foregoing.

     NOW, THEREFORE, the parties hereby agree as follows:

     l. Article 2 of the Underwriting Agreement shall be amended to read in its entirety as follows:

          2. COMPENSATION. The percentage of the offering price of each Participating Agreement for Class I Units and Class II Units to be paid to the Company hereunder as a sales and creation fee (the "Sales Charge") shall be as follows: (1) 5.0% of the offering price on purchases up to $99,999, (2) 4.0% of the offering price on purchases of $100,000 to $249,999, (3) 3.0% of the offering price on purchases of $250,000 to $499,999, (4) 2.5% of the offering price on purchases of $500,000 to $999,999, and no Sales Charge for purchases of $1,000,000 or more; provided that in computing the amount of the purchase made by an Investor for the purpose of determining the Sales Charge applicable to his purchase, there shall be included the aggregate value of all investment units previously purchased or acquired and then owned by such

     Investor in addition to the investment units being purchased and on which the Sales Charge is to be calculated. For purposes of this paragraph only, the term "Investor" shall include (i) the spouse and natural children or legally adopted children under the age of 21 of such Investor, and (ii) Keogh plans, retirement plans, IRAs, SEP IRAs, and trust and business accounts owned by such Investor, provided that (x) such Investor can provide satisfactory documentation that no persons other than the individuals listed in (i) above have an ownership right in the subject Investor account, and (y) the subject Investor account tax identification number is consistent with the above provisions. The value of the investment units previously purchased or acquired shall, for the purposes of this Article, be computed at the actual offering price at which such units were purchased.

          The entire Sales Charge, as computed above, shall be paid to and retained by the Company as its sales commission and as compensation to the Company for its functions as Sales Agent. The Company shall make such compensation arrangements with its sales agents, whether employees or independent contractors, as it may deem appropriate, under the terms of which a portion or all of the Sales Charge shall be paid to the sales agent as his commission. The Fund shall not be concerned with the nature of such compensation arrangements. Class I Units shall be sold on a uniform basis at no Sales Charge (instead of the regular Sales Charges described above) to (i) directors, officers, bona fide full-time employees and sales representatives of the Trust Fund and the Company (and their immediate family members) and (ii) registered broker-dealers (and their registered representatives) who have entered into distribution agreements with the Company (and the immediate family members of such broker-dealers); provided such purchaser has acted in such capacity at least ninety (90) days prior to the purchase. Such purchases shall be made only upon the written assurance of the purchaser that the purchase is made for investment purposes and that the Participating Agreement so acquired will not be resold except through redemption by the Trust Fund.

          The Sales Charge may be, but need not be, reduced from time to time. Notwithstanding anything to the contrary in this Agreement, any reduction of the Sales Charge shall not require Investor approval. Any reduction of the Sales Charge must be approved by a majority of the directors of the Fund who are not interested persons and by the Company. Immediately upon such approval, this Article shall be amended to reflect the reduced Sales Charge.

     2. Every other provision of the Underwriting Agreement which makes reference to Article 2 shall be deemed to be amended so as to make reference to
Article 2 as so amended. Capitalized terms used herein which are not defined shall have the meanings ascribed to them in the Underwriting Agreement.

     IN WITNESS WHEREOF, the parties have duly executed and approved this Amendment to Underwriting Agreement as of the date first above written.

SIFE TRUST FUND                       SIFE
By                                    By
  -------------------------------       -------------------------------
          Chairman of the Board                 President


By                                    By
  -------------------------------       -------------------------------
               Secretary                        Secretary


                                      Approved by Investors:
Approved by Trustee:
BANK OF AMERICA, N.T. & S.A.          I hereby certify that the holders of a
                                      majority in interest of Participating
By                                    Agreements representing beneficial
  ------------------------------      interests in SIFE Trust Fund, at a regular
     Vice President                   annual meeting of Investors duly called
                                      and held on April 1, 1996, at which a
                                      quorum was at all times present in person or by proxy, approved the above amendment.

By                                    By
  -------------------------------       -------------------------------
     Trust Officer                         Secretary, SIFE Trust Fund

                                    EXHIBIT D

                      AMENDMENT TO RESTATED TRUST AGREEMENT

     THIS AMENDMENT TO RESTATED TRUST AGREEMENT ("Amendment") is made and entered into as of the first day of April, 1996, by and between SIFE, a California corporation (the "Company"), and BANK OF AMERICA, NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association duly organized and existing under and by virtue of the laws of the United States (the "Trustee"), as approved by the holders of a majority in interest of Participating Agreements representing beneficial interests in SIFE TRUST FUND, a trust established under the laws of the State of California (the "Fund"), at a regular annual meeting of Investors duly called and held on April 1, 1996, at which a quorum was at all times present.

                                   WITNESSETH:

     WHEREAS, the parties (including the Trustee's predecessors-in-interest) have previously entered into a Trust Agreement dated November 13, 1962, which was recompiled and restated on May 2, 1986 to incorporate all previous amendments and amended on April 1, 1987, April 2, 1990, April 1, 1991, February 24, 1993, April 1, 1993, April 4, 1994 and April 3, 1995 (the "Trust Agreement") and under which the Trustee acts as trustee of the Fund;

     WHEREAS, the parties agree that it is in the best interests of the Fund and its Investors to authorize the Board of Directors to create from time to time a new class or classes of investment "units" in the Fund, such class or classes to have such terms as may be authorized by the Board of Directors from time to time, subject to and in accordance with the Trust Agreement and the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded;

     WHEREAS, the parties agree that it is in the best interests of the Fund and its Investors to authorize the Board of Directors to designate the class of investment units in the Fund presently outstanding as "Class I Units" and to create a second class of investment units to be designated as "Class II Units;"

     WHEREAS, the parties agree that it is in the best interests of the Fund and its Investors to eliminate the Sales Charge applicable to (i) directors, officers, employees and sales representatives of the Fund and the Company (and their immediate family members) and (ii) registered broker-dealers (and their registered representatives) (and the immediate family members of such broker-dealers and representatives) purchasing Class I Units; and

     WHEREAS, it is necessary to amend the Trust Agreement to accomplish all of the foregoing.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Article I, Section 7 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article I, Section 7:   PARTICIPATING AGREEMENT

          The term "Participating Agreement" shall mean the individual agreement made with each Investor under the terms of which the Investor's funds are contributed to the Trust Fund and the Investor becomes a party to this Trust Agreement. The term "Participating Agreement" shall collectively refer to Participating Agreements for each and every class of investment unit in the Fund, whether presently existing or hereafter created, unless specifically stated otherwise."


     2. Article I of the Trust Agreement shall be amended to add a new Section 11 which will read in its entirety as follows:

          "Article I, Section 11:  CLASS I UNITS

          The term "Class I Units" shall mean the initial class of investment units of the Fund arising under or in connection with Participating Agreements purchased by Investors prior to May 1, 1996 (or such later date as the Board of Directors of the Fund may determine to commence the sale and distribution of Class II Units) (the "Class II Unit Commencement Date"), together with investment units, which are designated as Class I Units, purchased after the Class II Commencement Date by persons, firms or corporations who were Investors immediately prior to the Class II Commencement Date, or by the beneficiaries, transferees, successors and assigns of such Investor's Class I Units, or by (i) directors, officers and bona fide full time employees and sales representatives of the Fund and of the Company (and their immediate family members) and (ii) registered broker-dealers (and their registered representatives) who have entered into distribution agreements with the Company (and the immediate family members of such broker-dealers and registered representatives), provided such purchaser has acted in such capacity at least ninety (90) days prior to the purchase. For purposes of this paragraph only, "immediate family members" shall mean the spouse (as determined in accordance with the laws of the State of California from time to time), parents and natural children or legally adopted children under the age of 21 of the individuals set forth in (i) and (ii) of this Article I, Section 11."


     3. Article I of the Trust Agreement shall be amended to add a new Section 12 which will read in its entirety as follows:

          "Article I, Section 12:  CLASS II UNITS

          The term "Class II Units" shall mean the second class of investment units of the Fund arising under or in connection with all Participating Agreements purchased by Investors which class is being created by this Amendment and which investment units are designated as Class II Units."

     4. Article II, Section 1 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article II, Section 1:  EXECUTION OF AGREEMENTS

          An Investor may become a party to the Agreement and obtain the benefits and burdens of all of its terms and conditions by executing a Subscription for Participating Agreement for an investment unit in the Fund and delivering the same to the Fund or an authorized agent thereof. The Subscription for Participating Agreement shall thereupon be accepted by the Fund and delivered to the Trustee for authentication and registration.
     Upon receipt of such Subscription for Participating Agreement, the Trustee shall issue a Certificate of Participating Agreement in respect of the applicable class of investment unit in such form as may be adopted from time to time by the Fund and the Trustee and shall thereupon send the original Certificate of Participating Agreement to the Investor. Before any Certificate of Participating Agreement shall be issued, the full amount subscribed for in the Subscription for Participating Agreement shall have been received by the Fund. Said amount shall be a minimum of $200.00 and may be a sum equal to any even dollar amount above the sum of $200.00. Subsequent contributions to a Participating Agreement may be made by an Investor at any time in a sum equal to or above the sum of $50.00."


     5. Article III, Section 3 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article III, Section 3: ACCOUNT FOR EACH INVESTOR

          All securities purchased for the Trust Fund shall be held in the name of the Trustee or its nominee. The Trustee shall keep an account for each Investor, indicating and accounting for the undivided interest of each Investor in respect of his investment units in the total securities of the Fund. All credits to the account of the Investor shall conclusively be deemed to be, and upon deposit shall become, additions to the Trust principal. Such account shall be open for inspection to any Investor during regular business hours of the Trustee."


     6.   Article IV of the Trust Agreement shall be amended to add a new
Section 1 which will read in its entirety as follows:

          "Article IV, Section 1:  UNIT CHARACTERISTICS

               (a) Except as specified to the contrary herein, each investment unit of the Fund shall represent the same interest in the Fund and shall have the same preferences, privileges, voting powers and other rights and obligations, limitations, restrictions and terms and conditions of redemption and partial withdrawal, except that: (I) expenses related to the distribution of any class of investment units or an arrangement for shareholder services for any class of investment units shall be borne solely by such class; (ii) the Class I Units shall be subject to a front-end sales load as provided herein from time to time; (iii) the Class II Units shall be subject to a front-end sales load as provided herein from time to time and a Rule 12b-1 service, administrative or distribution fee as adopted, amended and continued from time to time; and (iv) any subsequently created class of investment units of the Fund shall be subject to such front-end sales loads, such 12b-1 service, administrative or distribution fees and/or such contingent deferred sales charges or other charges as the Board of Directors in its sole discretion may fix pursuant to Article VI, Section 1. All units of a particular class shall represent an equal proportionate interest in that class, and each unit of any particular class shall be equal to each other unit of that class.

               (b) On each matter submitted to a vote of the Investors, all issued and outstanding investment units of each class of investment units in the Fund shall vote together as a single class; PROVIDED, HOWEVER, that
     (i) as to any matter with respect to which a separate vote of any class is required by the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded, including (without limitation) matters related solely to a class' arrangement for services or the distribution of units of such class or both and matters in which the interests of one class differ from the interests of any other class, or by the laws of the State of California, such requirement as to a separate vote by that class shall apply in lieu of a combined vote of all classes as described above; (ii) in the event that the separate vote requirements referred to in subsection (b)(i) above apply with respect to one or more classes, then subject to subsection (b)(iii) below, the units of all other classes not entitled to a separate vote shall vote together as a single class; and (iii) as to any matter which in the judgment of the Board of Directors (which shall be conclusive) does not affect the interest of a particular class, such class shall not be entitled to any vote and only the holders of units of the one or more affected classes shall be entitled to vote."


     7. Sections 1, 2, 3, 4, 5, 6, 7 and 8 of Article IV of the Trust Agreement are hereby renumbered as Sections 2, 3, 4, 5, 6, 7, 8 and 9, respectively, and all references in the Trust Agreement to such Sections 1, 2, 3, 4, 5, 6, 7 and 8 are hereby amended to reflect such renumbering.


     8. As renumbered pursuant to Paragraph 7 above, Article IV, Section 2 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article IV, Section 2:  LIQUIDITY

               The Investor may terminate or redeem his Participating Agreement at any time without penalty or fee of any kind for such termination or redemption. The value of the Investor's Participating Agreement at termination will be his pro rata share (based on his investment units) of the value of the net assets of the Trust Fund at that time as detailed hereunder in Section 4 of this Article IV."


     9. As renumbered pursuant to Paragraph 7 above, Article IV, Section 3 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article IV, Section 3:  VALUATION OF TRUST FUND

               The Trust Fund shall be evaluated by the Directors for all purposes for which a total value of the Fund or an Investor's pro rata share thereof, based on his investment units, is required, on each business day. The time of evaluation for all assets shall be the time of closing of the New York Stock Exchange. The basis for evaluation of the Trust Fund assets shall be as follows: for securities which are listed, the closing price on the Stock Exchange; for securities which are traded over the counter and for which over-the-counter quotations are readily available, the closing bid price; for securities for which market quotations are not readily available, the Directors' good faith appraisal. The total value of the Trust Fund assets shall be determined by taking the sum of the value of the securities held by the Trust Fund and adding the actual value of all other assets of the Trust Fund. From such total value of assets all liabilities and necessary reserves shall be deducted and the balance resulting shall be the total net asset value of the Fund. Mechanical computation of the daily Fund value will be made by the Trustee upon specific instructions, including instructions as to pricing, furnished by the Directors. The Trustee shall not be responsible for the method of pricing selected by the Directors, and shall incur no liability or responsibility for errors or omissions in pricing or evaluation, provided it acts in accordance with instructions from the Fund."


     10. As renumbered pursuant to Paragraph 7 above, Article IV, Section 4 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article IV, Section 4:   THE INVESTMENT UNIT - VALUATION OF ACCOUNTS

               (a) All funds received by the Trustee for the issue or sale of any investment unit in the Fund, together with all funds derived from any investment and reinvestment thereof, shall irrevocably remain attributable to that class of units for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of the Fund. Such funds and any funds derived from any investment and reinvestment are herein referred to as "assets belonging to" that class. The assets belonging to all classes of investment units in the Fund shall be invested in the same investment portfolio of the Fund.

               (b) Subject to Section 1 of this Article IV, the assets belonging to any class of units shall be charged with the liabilities of the Fund with respect to that class of units, if any, and with that class' share of the liabilities of the Fund not attributable to any particular class of units, if any, in the latter case in the proportion that the net asset value of that class (determined without regard to such liabilities) bears to the net asset value of all classes of the Fund's units (determined without regard to such liabilities). The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, and assets to a particular class or classes.

               (c) The allocation of income and capital gains and losses and expenses (not allocated to a particular class of units pursuant to Article IV, Section 1) of the Fund among all classes of the Fund's units shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded and in the proportion that the net asset value of each class bears to the net asset value of all classes of the Fund's units. The determination of the Board of Directors shall be conclusive as to the allocation of income or capital gains and losses and expenses and assets to a particular class or classes.

               (d) All funds received by the Trustee for investment and all funds reinvested from dividends and gains are accounted for by the Trustee in terms of investment units, which are designated as Class I Units, Class II Units or such other class of investment units as may be subsequently created in accordance with this Trust Agreement, as the case may be. The investment unit offering price shall originally be equal to one dollar of capital invested by original Investors in the initial offering. The unit value for investment units in any class of the Fund's investment units shall be determined by dividing the net asset value of the Fund allocable to that class by the total number of investment units of that class outstanding. The initial unit value will therefore be equal to the initial unit offering price less the creation fee and such other expenses and charges as may be applicable upon the initial contribution of assets to the Fund. The unit value will vary after the initial investment of capital depending upon changes in the total value of the Trust Assets belonging to each class of investment units, and the unit offering price for each class, being the applicable unit value plus the creation and initiation charges, will vary accordingly. As to each class of units, amounts contributed by Investors subsequent to the initial investment capital will be accounted for in units of investment at the per unit offering price prevailing on the day of investment. The Trustee's records will at all times reflect the units of investment held by an Investor in each class of units, and the value of the Investor's total account for each class of investment units at any time can be computed by multiplying, for each such class of units held by the Investor, the total number of such units held by an Investor by the then prevailing unit value."


     11. As renumbered pursuant to Paragraph 7 above, Article IV, Section 5 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article IV, Section 5:  PARTIAL WITHDRAWAL

          The Investor may withdraw in cash a portion of the value of his Participating Agreement (determined in the manner set forth in Sections 3 and 4 above) by giving written notice to the Trustee of the amount so desired to be withdrawn. Withdrawal may be made of any amount provided that a minimum of $200.00 in the then present value of the account remains for each Plan. Amounts so withdrawn from Participating Agreements may be replaced without charge of Sales Charge, provided that the total amount withdrawn is replaced in lump sums of not less than $50.00 each, and further provided that said replacement payments are clearly identified as replacements of capital previously withdrawn. An Investor may allocate any replacement payment among any or all accounts listed for such Investor under the client identification number maintained by the Company for such Investor so long as such portion of any replacement payment allocated to any particular account is in a lump sum of not less than $50.00. The Trustee shall be empowered, however, to charge such fees upon partial withdrawal and repayment as may be necessary and reasonable to cover the actual bookkeeping and processing costs.

          Payment of amounts withdrawn by Investors shall be made in cash within three (3) days from the date or receipt by the Trustee of notice of partial withdrawal, subject, however, to such postponements as are provided for in
     Section 22(e) of the Investment Company Act of 1940.

          The right of repayment of amounts withdrawn from an account in a partial withdrawal, without charge of a Sales Charge upon such repayment, may be terminated by resolution of the Directors of the Fund. Such termination of the right of reinvestment of partial withdrawals without Sales Charge shall not be effective, however, until after the expiration of ninety days from the date of notice to all Investors of the resolution of the Directors so terminating the right of repaying of partial withdrawals without Sales Charge. Further, such right shall not be terminated by the Directors except upon the determination by the Directors that continuation of such right is in contravention to requirements of the Investment Company Act of 1940 or rules promulgated under the authority thereof."

     12. Article V, Section 1 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article V, Section 1:   CHARGES AND EXPENSES

          To cover the costs of creation of the Investor's account, a Sales Charge, as set forth below, shall be charged for both Class I Units and Class II Units. A Sales Charge shall be payable from each payment for Class I Units and Class II Units by the Investor into the Fund.

          The Sales Charge shall be as follows: (1) 5.0% of the offering price on purchases up to $99,999; (2) 4.0% of the offering price on purchases of $100,000 to $249,999; (3) 3.0% of the offering price on purchases of $250,000 to $499,999; (4) 2.5% of the offering price on purchases of $500,000 to $999,999; and (5) no Sales Charge for purchases of $1,000,000 or more; provided that in computing the amount of the purchase made by an Investor for the purpose of determining the Sales Charge applicable to its purchase, there shall be included the aggregate value of all investment units previously purchased or acquired and then owned by such Investor in addition to the investment units being purchased and on which the Sales Charge is to be calculated. For purposes of this paragraph only, the term "Investor" shall include (i) the spouse (as determined in accordance with the laws of the State of California from time to time) and natural children or legally adopted children under the age of 21 of such Investor, and (ii) Keogh plans, retirement plans, IRAs, SEP IRAs, and trust and business accounts owned by such Investor, provided that (x) such Investor can provide satisfactory documentation that no persons other than the individuals listed in (i) above have an ownership right in the subject Investor account, and (y) the subject Investor account tax identification number is consistent with the above provisions. The value of the investment units previously purchased or acquired shall, for the purposes of this Article, be computed at the actual offering price at which such units were purchased.

          In addition to the Sales Charge set forth above, Class II Units shall be subject to such other charges as may be imposed thereon in connection with any Rule 12b-1 plan with respect to such Class II Units adopted, amended and continued in accordance with and pursuant to the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded.

          The Sales Charge and Rule 12b-1 fees may be, but need not be, reduced from time to time. Notwithstanding anything to the contrary in Article IX, any reduction of the Sales Charge or Rule 12b-1 fees shall not require Investor approval. Any reduction of the Sales Charge must be approved by a majority of the Directors who are not interested persons and by the Company and shall be incorporated herein by this reference to Article 2 of the Underwriting Agreement as the same may be amended from time to time. Any reduction of the Rule 12b-1 fees must be approved in accordance with the terms of the Rule 12b-1 plan and shall be incorporated herein by this reference to the Rule 12b-1 plan, as amended from time to time.

          No Sales Charge shall be imposed for sales of Class I Units made to
     (i) directors, officers and bona fide full time employees and sales representatives of the Fund and of the Company (and their immediate family members) and (ii) registered broker-dealers (and their registered representatives) who have entered into distribution agreements with the Company (and the immediate family members of such broker-dealers and registered representatives); provided such purchaser has acted in such capacity for at least ninety days prior to the purchase, the purchase is made for investment and not for resale, and the purchaser agrees that the Participating Agreement so purchased will not be resold except through redemption by the Fund. For purposes of this paragraph only, "immediate family members" shall mean the spouse (as determined in accordance with the laws of the State of California from time to time), parents and natural children or legally adopted children under the age of 21 of the individuals set forth at the beginning of this paragraph.

          The Sales Charge shall be reduced for volume purchases of Participating Agreements by the following organizations: Corporations, foundations, associations and other organizations exempt from Federal Income Tax as the same are defined by Internal Revenue Code section 501(c)(3); and employees' trust, pension, profit-sharing and other employee benefit plans qualified for tax exempt status under Internal Revenue Code
     Section 401, Individual Retirement Accounts, Custodial Accounts and Simplified Employee Pensions (all as defined in Internal Revenue Code
     Section 408; custodial accounts for annuities purchased under Internal Revenue Code 403(b) and eligible Deferred Compensation Plans as defined in Internal Revenue Code Section 457.

          The Directors of the Trust Fund shall adopt regulations, as part of the Trust Fund Regulations of this Fund, and shall amend the same from time to time as the Directors deem appropriate, which regulations shall provide a uniform schedule of rate reductions based upon increased volume purchases, and shall further define the terms and conditions upon which sales to such tax exempt organizations at reduced Sales Charge shall be made."


     13. Article V, Section 3 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article V, Section 3:   TRUSTEE'S FEES AND FUND EXPENSES


          The Trustee's fees shall be charged to the Trust Fund, which will pay such fees periodically. The fees charged by the Trustee shall be in accordance with actual services performed by the Trustee, at a rate prevailing in the Trustee's business operations for similar services performed for other entities. In addition, costs and expenses will be incurred by the Company for requirements and services other than the underwriting and investment advisory services provided by the Company, such as the compensation of Directors and Officers of the Fund; legal and auditing fees; its taxes; transfer and dividend disbursing fees; costs incurred in the issuance and redemption of shares; its bookkeeping costs; its allocable share of office rent and other expenses related to maintenance of an office; data processing and computer expense; brokerage; and all expenses in connection with reporting to investors and governmental agencies. All of these amounts will be paid on behalf of the Fund by the Company for which the Company shall receive from the Fund assets an aggregate amount such that the sum of (i) the amounts paid to the Company as an investment advisory fee pursuant to the preceding Article V, Section 2 plus (ii) the Trustee's fees pursuant to this Article V, Section 3 plus
     (iii) the amounts paid pursuant to this sentence shall equal (on an annual basis) one and twenty-five one hundredths percent (1.25%) of the Trust Fund's average net assets. The Fund shall make a good faith estimate of the amount due to the Company for the preceding month and shall pay such amount to the Company promptly. In the event the Fund pays the Company more than it is obligated to pursuant to the preceding sentence or pays the Company less than it is obligated to pursuant to the preceding sentence, the Company shall be paid or shall refund the difference, as the case may be. In the event that the expenses paid by the Company on behalf of the Fund exceed the amounts received by the Company pursuant to this Article V,
     Section 3, the Company shall not be entitled to and shall not receive any additional payment from the Fund. In the event that the expenses paid by the Company on behalf of the Fund are less than the amounts received by the Company pursuant to this Article V, Section 3, the Company shall not be obligated to refund nor shall the Company pay the difference to the Fund."


     14. Article V, Section 5 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article V, Section 5:   MANNER OF PAYMENT OF FEES AND COSTS

          Fees for special services as set forth in Section 4 above shall be collected by the Trustee from the Investor prior to performance of the requested services. Management Fees, Trustee's Fees, Rule 12b-1 fees and operational costs of the Fund, as set forth in Sections 2 and 3 above shall be deducted by the Trustee from general Fund assets. The Sales Charge shall be deducted by the Trustee upon investment of the amounts paid by Investors. Accounting for the deduction of all such fees and costs shall be reflected in each Investor's account by virtue of his respective undivided interest in the Fund asset values, rather than by the individual itemization in the Investor's account. All fees and charges made to the Fund by the Trustee shall be allocated and disbursed by the Trustee in accordance with instructions from the Fund."


     15. Article VI, Section 1 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article VI, Section 1:  GENERAL CONTROL OF THE FUND

          The business and affairs of the Fund shall be managed by a Board of Directors, except insofar as specified functions are delegated to the Trustee under the terms of this Agreement. It shall be the responsibility of the Directors to administer and assure administration of all of the rights and privileges of Investors as the same are set forth in this Agreement, to designate and retain agents and employees to aid in the administration of the Fund, and to maintain working relations with the Trustee and the Company for the purpose of carrying out the duties of all parties to this Trust Agreement.

          Subject to Article IX of this Trust Agreement and to the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded, the Board of Directors may create from time to time any new class of investment units of the Fund and set such front-end sales loads, such 12b-1 service, administrative or distribution fees and/or such contingent deferred sales charges or other charges as the Board of Directors in its sole discretion may determine."


     16. Article VI, Section 3 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article VI, Section 3:  MEETINGS OF INVESTORS

          Annual meetings of the Investors for the purpose of electing Directors and conducting such other business as may be brought before the Investors shall be held on the first business day in April of each year. Special meetings of the Investors may also be called by resolution of the Directors of the Trust Fund or by notice executed by holders of at least 10% in interest of beneficial interests in the Trust Fund. At least fifteen (15) days prior to each annual or special meeting the Directors shall cause to be sent to each Investor a notice of meeting which shall indicate the time and place of meeting. The notice shall also provide the Investor with a form for voting by proxy. Any action taken by the Investors at a meeting at which a majority in interest of Investors is present, either in person or by proxy, shall be effective and binding, regardless of failure to give notice of the meeting, if all of the Investors consent in writing to the holding of the meeting and the taking of the said action, the said written consents being executed either before or after the meeting. All meetings of the Investors shall be conducted by the President or the Chairman of the Board of the Trust Fund, and voting by Investors may be in person or by proxy. Investors' voting interest shall be tabulated upon the basis of investment units, as set forth in Article IV, Section 4. Subject to
     Article IV, Section 1(b), investors shall have the right to vote upon the following matters:

          (a)  Election of Directors (at annual meetings);

          (b) Ratification of agreements made by the Directors for continued management and investment advisory services;

          (c)  Approve the selection of the Trust Fund auditor;

          (d) Approve any changes in fundamental policy of the Trust Fund which may be proposed by the Directors;

          (e) Vote upon any other matter or proposal in connection with which the vote of the Investors is required by the Investment Company Act of 1940 or any other Federal or State Law governing the Trust Fund."


     17. Article IX, Section 1 of the Trust Agreement shall be amended to read in its entirety as follows:

          "Article IX, Section 1:  AMENDMENTS ADOPTED BY PARTIES TO THE
     AGREEMENT

          The Trust Agreement may be amended by the affirmative vote of a majority of Investors present in person or by proxy, and constituting a quorum, at an annual or special meeting of

     Investors; provided, that the proposed amendments shall first have been recommended to the Investors by a resolution adopted by the Board of Directors, and notice of the annual or special meeting of Investors at which the amendment is to be considered shall have contained the complete terms of the proposed amendment; and provided further, that Investor approval shall not be required to amend the Trust Agreement to create a new class of investment units in accordance with Article IV, Section 1(a) and
     Article VI, Section 1."

     IN WITNESS WHEREOF, the parties have duly executed and approved this Amendment to the Trust Agreement as of the date first above written.

SIFE                                 Approved by Trustee:
By                                   BANK OF AMERICA, N.T. & S.A.
  -------------------------------
             President
                                     By
                                       -------------------------------
                                               Vice President

By                                   By
  -------------------------------      -------------------------------
             Secretary                          Trust Officer

Approved by Investors:

I herby certify that the holders of a majority in interest of Participating Agreements representing beneficial interests in SIFE Trust Fund, at a regular meeting of Investors duly called and held on April 1, 1996, at which a quorum was at all times present in person or by proxy, approved the above amendment.

By
  ---------------------------------------
           Secretary, SIFE Trust Fund

                                    EXHIBIT E

                              PLAN OF DISTRIBUTION

                                February 9, 1996

     This Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by SIFE TRUST FUND, a trust established under the laws of the State of California (the "Fund"), with respect to the Class II Units (the "Class II Units") of the Fund which are proposed to be created, subject to the following terms and conditions:

     Section 1.     ANNUAL FEE

     The Fund will reimburse the distributor of its Units, SIFE, a California corporation (the "Distributor"), or any entity that may in the future act as a distributor for the Fund, for certain expenses incurred by the Distributor in connection with the offering and sale of the Fund's Class II Units, provided that payment shall be made in any month only to the extent that such payment, together with any other payments for such expenses made by the Fund, shall not exceed .020833% (.25% on an annualized basis) of the average daily net assets of the Fund attributable to Class II Units of the Fund, for the prior month. The expense reimbursement to the Distributor will be calculated monthly and paid on a quarterly basis. Distribution expenses which benefit only the Class II Units of the Fund will be borne solely by that class. Distribution expenses which benefit more than one class of units of the Fund will be allocated in accordance with the aggregate average daily net assets of the Fund attributable to each such class of units.

     Section 2.  EXPENSES COVERED BY PLAN

     Reimbursable distribution expenses incurred by the Distributor under
Section 1 of this Plan shall be all expenditures borne by the Distributor or by any other person with which the Distributor has an agreement approved by the Fund, which expenditures represent payment for activities primarily intended to result in the sale of Class II Units, including, but not limited to, the following: (i) payments to securities dealers and others engaged in the sale of Class II Units; (ii) expenditures for support services such as telephone facilities and expenses and Class II Unitholder services as the Fund may reasonably request; (iii) formulation and implementation of marketing and promotional activities, including but not limited to direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (iv) preparation, printing and distribution of sales literature; (v) preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing Class II Unitholders of the Fund; and (vi) provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities as the Fund may, from time to time, reasonably request; except that distribution expenditures shall not include overhead costs of the Distributor or any expenditures in connection with services which the Distributor, any of its affiliates, or any other person have agreed to bear without reimbursement. To the extent any activity covered by this Section 2 is also an activity which the Company may pay for without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the 1940 Act, this Plan shall not be construed to prevent or restrict the Company from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in the calculation in Section 1 of the maximum amount of reimbursable payments under this Plan.

     Section 3.     APPROVAL BY INVESTORS

     The Plan will not take effect, and no fee will be payable in accordance with Section 1 of the Plan, until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund; provided, however, that (even if so approved) the Plan will not take effect if the creation of the Class II Units of the Fund is not concurrently approved by a vote of at least a majority of the outstanding voting securities of the Fund.

     Section 4.  APPROVAL BY DIRECTORS

     Neither the Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Directors of the Fund, and (b) those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting or meetings called for the purpose of voting on the Plan and the related agreements, as the case may be.

     Section 5.  CONTINUANCE OF THE PLAN

     The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board of Directors in the manner described in Section 4 above.

     Section 6.  TERMINATION

     The Plan may be terminated at any time with respect to the Fund by a majority vote of the Independent Directors or by vote of a majority of the outstanding voting securities of the Fund.

     The Plan may not be amended with respect to the Fund so as to increase materially the amount of the fee described in Section 1 above with respect to the Fund, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund affected by such fee. Amendments to the Plan to reduce the amount of the fee described in Section 1 above shall not require the approval of the outstanding voting securities of the Fund affected by such fee. In addition, no material amendment to the Plan may be made unless approved by the Fund's Board of Directors in the manner described in
Section 4 above.

     Section 8.  SELECTION OF CERTAIN DIRECTORS

     While the Plan is in effect, the selection and nomination of the Fund's directors who are not interested persons of the Fund will be committed to the discretion of the directors then in office who are not interested persons of the Fund.

     Section 9.  WRITTEN REPORTS

     In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Fund's Board of Directors, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

     Section 10.  PRESERVATION OF MATERIALS

     The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 9 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

     Section 11.  MEANINGS OF CERTAIN TERMS

     As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have in light of this Plan under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Fund under the Act by the Securities and Exchange Commission.

                                   APPENDIX A
                             TO PLAN OF DISTRIBUTION

                                      SIFE
                              490 North Wiget Lane
                             Walnut Creek, CA  94596

                                                                          , 1996
                                                      --------------------
[Recipient's Address]

-----------------

-----------------

Ladies and Gentlemen:

     This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a plan of distribution (the "Plan") adopted by SIFE Trust Fund (the "Trust Fund") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") with respect to the sale of Class II Units of the Trust Fund. The Plan and this related agreement (the "Rule 12b-1 Agreement") have been approved by a majority of the Board of Directors of the Trust Fund, including a majority of the Board of Directors who are not "interested persons" of the Trust Fund, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors of the Trust Fund that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Trust Fund and its Investors. The Plan has also been approved by a vote of at least a majority of the outstanding voting securities, as defined in the Act, of the Trust Fund.

     To the extent you provide distribution and marketing services in the promotion of Class II Units of the Trust Fund, including furnishing services and assistance to your customers who invest in and own shares of the Trust Fund, and including but not limited to answering routine inquiries regarding the Trust Fund and assisting in changing distribution options, account designations and addresses, we shall pay you a fee of up to 0.25%, on an annual basis, of the net asset value of the Trust Fund's Class II Units which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Trust Fund or any agent of the Trust Fund, designate your firm as the customer's dealer of record. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

     We shall make the determination of the net asset value of Trust Fund Class II Units, which determination shall be made in the manner specified in the Trust Fund's current prospectus, on or about the 45th day of each quarter and pay to you quarterly, on the basis of such determination, the fee specified above. No such quarterly fee will be paid to you with respect to any Class I Units sold by or through you, or any Class II Units purchased by you and redeemed or repurchased by the Trust Fund or by us as agent within seven (7) business days after the date of our confirmation of such purchase. In addition, no such quarterly fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customer's Class II Units will be less than $1.00. Payment of such quarterly fee shall be made within 30 days after the close of each quarter for which such fee is payable.

     You shall furnish us with such information as shall reasonably be requested by the Trust Fund with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

     If this letter correctly sets for our mutual understandings with respect to the provision and payment of a quarterly fee based on Rule 12b-1, please evidence your agreement by countersigning the enclosed copy of this letter and returning it to the undersigned in the accompanying self-addressed envelope.

                                Very truly yours,



                                      SIFE



Agreed and Accepted:



-----------------
[Recipient]

                                               SIFE TRUST FUND
                               PROXY FOR ANNUAL MEETING OF INVESTORS TO BE HELD
                                                APRIL 1, 1996

                               The undersigned hereby acknowledges receipt of
                               the Proxy Statement and appoints Sam A. Marchese
                               and Charles W. Froehlich, Jr. and each of them
                               his or her proxies, with power of substitution,
                               to vote that number of votes (based on units of
                               investment held) which the undersigned is
                               entitled to vote pursuant to all Participating
SIFE TRUST FUND                Agreements owned by the undersigned at the
PROXY SERVICES                 ANNUAL MEETING INVESTORS OF SIFE TRUST FUND to
POST OFFICE BOX 9148           be held April 1, 1996, and at any adjournments
FARMINGDALE, NY  11735-9815    or postponements thereof, on any business that
                               may properly come before the meeting, including but not limited to the items shown below which are referred to by the same Item No. in the Notice of Annual Meeting set forth in the Proxy
                               Statement.

                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE TRUST FUND.

                               UNLESS OTHERWISE SPECIFIED BELOW, THE UNITS OF INVESTMENT REPRESENTED BY THIS PROXY SHALL BE VOTED FOR ITEMS 1, 2, 3, 4, 5 AND 6.

                               This Proxy will cover all investment units attributable to All Participating Agreements owned by the undersigned. Joint owners must each sign. Please sign the Proxy exactly as name appears. Executors, Administrators, Trustees, Attorneys, etc. should so indicate, when signing.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS  /X/
                                        SIFE  KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

                                             DETACH AND RETURN THIS PORTION ONLY
                                SIFE TRUST FUND

FOR   WITHHOLD   FOR ALL   1.  Election of Directors: 01) David M. Sacks,
ALL     ALL      EXCEPT        02) Diane Howard Belding, 03) Charles W.
/ /     / /       / /          Froehlich, Jr., 04) Sam A. Marchese, 05) Haig G.
                               Mardikian, 06) John A. Meany, 07) Walter S.
                               Newman
                               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                               NOMINEE(S), WRITE THE NUMBER(S) ON THE LINE
                               PROVIDED BELOW
                               ________________________________________________


FOR   AGAINST   ABSTAIN    2.  Ratification of the selection of Deloitte &
/ /     / /       / /          Touche LLP as independent auditors for the Trust
                               Fund for the year ending December 31, 1996

FOR   AGAINST   ABSTAIN
/ /     / /       / /      3.  Approval of the continuation of the current
                               Investment Advisory Agreement, as amended, which amendments change the method of compensating and reimbursing SIFE, a California corporation.

FOR   AGAINST   ABSTAIN
/ /     / /       / /      4.  If proposal number three does not pass, approval
                               of continuation of the current Investment
                               Advisory Agreement.

FOR   AGAINST   ABSTAIN
/ /     / /       / /      5.  Approval of certain amendments to each of the
                               Investment Advisory Agreement, the Underwriting
                               Agreement and the Restated Trust Agreement to provide for the creation of a multiple-class structure and the adoption of a Rule 12b-1 Plan for a to-be-created class of investment interests.

FOR   AGAINST   ABSTAIN
/ /     / /       / /      6.  Approval of an amendment to the Trust Fund's
                               investment policies to permit the Trust Fund to write covered put options up to 10% of the Trust
                               Fund's net assets, and write covered call options up to 25% of the Trust Fund's net assets.


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SIGNATURE                     SIGNATURE (JOINT OWNER)               DATE